Exhibit 99.1

Advance Auto Parts Appoints Three New Independent Directors

Enters into Cooperation Agreement with Third Point LLC and Saddle Point Management L.P.

RALEIGH, N.C., March 11, 2024 – Advance Auto Parts, Inc. (NYSE: AAP), a leading automotive aftermarket parts provider in North America that serves both professional installer and do-it-yourself customers, today announced that it has appointed A. Brent Windom, Gregory L. Smith and Thomas W. Seboldt as independent directors to the Advance Auto Parts board, effective immediately. In connection with these appointments, the company has entered into a cooperation agreement with Third Point LLC (together with its affiliates, “Third Point”) and Saddle Point Management, L.P. (together with its affiliates, “Saddle Point”).

“We are pleased to welcome Brent, Greg and Tom to the Advance Auto Parts board,” said Gene Lee, independent chair of the board of directors. “These directors’ automotive industry and supply chain experience will help us progress in our plan to return the company to profitable growth. With new management in place, important strategic actions underway, and an enhanced board, we are confident that Advance is on the right path to create significant long-term value for shareholders.”

“At Advance, our board prioritizes ongoing refreshment to help ensure we have the right expertise and experience to oversee our strategy while profitably growing our business,” said Shane O’Kelly, president and chief executive officer. “As we continue our operational initiatives focusing on the fundamentals, improving our competitive position, and serving our customers better than anyone else, including through the consolidation of our supply chain to a single unified network, we look forward to benefiting from our new directors’ extensive industry relationships and experience.”

“These three directors bring essential operational experience and industry expertise to support Shane as he executes on an ambitious agenda,” said Daniel S. Loeb, chief executive officer of Third Point. “With fresh perspectives in the C-suite and board room and a long runway for growth, we believe Advance is well positioned to create meaningful value for shareholders.”

“Advance has enormous potential to deliver better results for customers, suppliers, team members, and shareholders. The company’s collaborative and focused approach is a key enabling factor for success,” said Roy J. Katzovicz, chief executive officer of Saddle Point Management, L.P.

The full cooperation agreement, which contains customary standstill, voting and other provisions, will be filed by the company with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K. Additionally, Legion Partners Holdings, LLC (together with its affiliates, “Legion”), another Advance Auto Parts shareholder, has indicated its support for the additions of Mr. Windom, Mr. Smith and Mr. Seboldt to the company’s board of directors.

With the appointments announced today, the company’s board will temporarily expand to 12 directors. At the 2024 annual meeting scheduled for May 22, 2024, 11 director nominees are expected to stand for election to the Advance Auto Parts board, including the three newly appointed directors.

Advisors

Centerview Partners LLC is acting as financial advisor to Advance Auto Parts and Hogan Lovells US LLP is acting as legal counsel. Willkie Farr & Gallagher LLP is acting as legal counsel to Third Point and Saddle Point, and Proskauer Rose LLP is acting as legal counsel to Saddle Point.

About A. Brent Windom

Brent Windom, 63, is an experienced automotive industry executive, having spent nearly four decades working in roles across the sector. Most recently, Mr. Windom served as President and Chief Executive Officer of Uni-Select Inc., a leading automotive refinish, industrial coatings and automotive aftermarket parts distributor. Previously, Mr. Windom was President and COO of Canadian Automotive Group from July 2017 to May 2019, as well as president and Chief Executive Officer of Auto Plus | Pep Boys, which was formed following Icahn Enterprises L.P.’s acquisition of Uni-Select USA, Inc. and Beck/Arnley Worldparts, Inc. Prior to joining IEH Auto Parts, Mr. Windom spent 10 years with Uni-Select, where he held positions of increasing responsibility including President and Chief Operating Officer, Uni-Select USA.

About Gregory L. Smith

Gregory L. Smith, 60, is a proven supply chain expert with nearly 30 years of experience across a variety of industries. Mr. Smith currently serves as Executive Vice President, Global Operation and Supply Chain of Medtronic plc. Prior to joining Medtronic in 2021, Mr. Smith was Executive Vice President, Supply Chain of Walmart Inc. from 2017 to 2021 and Senior Vice President, Global Operations of The Goodyear Tire and Rubber Company from 2011 to 2016. Earlier in his career, Mr. Smith spent a decade with Conagra Foods, Inc., where he served in several leadership positions, including Executive Vice President, Supply Chain. He previously held roles with United Signature Foods LLC and Aurora Foods Inc.

About Thomas W. Seboldt

Thomas W. Seboldt, 57, is a seasoned automotive executive with over three decades of industry experience. Mr. Seboldt spent the vast majority of his career with O’Reilly Automotive, Inc., where he held several titles of increasing responsibility, including Vice President, Merchandising. Mr. Seboldt has also served on the Board of prominent industry associations including the California Automotive Wholesalers’ Association (“CAWA”) and the Auto Care Association. During his tenure on the CAWA Board, Mr. Seboldt has served in a variety of positions, including as President, Vice President, Executive Committee member and Treasurer.

About Advance Auto Parts

Advance Auto Parts, Inc. is a leading automotive aftermarket parts provider that serves both professional installer and do-it-yourself customers. As of December 30, 2023, Advance operated 4,786 stores and 321 Worldpac branches primarily within the United States, with additional locations in Canada, Puerto Rico and the U.S. Virgin Islands. The company also served 1,245 independently owned Carquest branded stores across these locations in addition to Mexico and various Caribbean islands. Additional information about Advance, including employment opportunities, customer services, and online shopping for parts, accessories and other offerings can be found at www.AdvanceAutoParts.com.

Forward-Looking Statements

Certain statements herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are usually identifiable by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “likely,” “may,” “plan,” “position,” “possible,” “potential,” “probable,” “project,” “should,” “strategy,” “will,” or similar language. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements about our strategic initiatives, operational plans and objectives, corporate governance, board performance, director nominees at the 2024 annual meeting of stockholders, expectations for economic conditions, future business results and future financial performance, as well as statements regarding underlying assumptions related thereto. Forward-looking statements reflect our views based on historical results, current information and assumptions related to future developments. Except as may be required by law, the company undertakes no obligation to update any forward-looking statements made herein. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statements. They include, among others, factors related to the company’s leadership transition, the timing and implementation of our initiatives, our potential divestiture of Worldpac and the company’s Canada business, our ability to hire, train and retain qualified employees, deterioration of general macroeconomic conditions, the highly competitive nature of our industry, demand for our products and services, complexities in our inventory and supply chain and challenges with transforming and growing our business. Please refer to “Item 1A. Risk Factors” of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as updated by our subsequent filings with the SEC, for a description of these and other risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statements.

Investor Relations Contact:

Elisabeth Eisleben

T: (919) 227-5466

E: invrelations@advanceautoparts.com

Media Contact:

Darryl Carr

T: (984) 389-7207

E: AAPCommunications@advance-auto.com

Additional Media Contact:

Andrew Siegel / Leigh Parrish

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Media Contact for Third Point:

Elissa Doyle

Chief Communications Officer & Head of ESG Engagement

(212) 715-4907